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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                      January 10, 2005
                                                  --------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                      0-10786              13-3032158
-----------------------------------      --------------      -------------------
  (State or other jurisdiction of         (Commission          (IRS Employer
           incorporation)                 File Number)       Identification No.)


 702 Spirit 40 Park Drive, Chesterfield, Missouri               63005
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number,
including area code                                    (636) 530-8000
                                                  ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

         Insituform Technologies, Inc. (the "Company") entered into an employment letter dated December 23, 2004, with David F. Morris. Pursuant to the terms of the employment letter, the Company hired Mr. Morris as its Vice President, General Counsel and Secretary effective as of January 10, 2005. The employment letter provides that Mr. Morris will receive an annual base salary, which is currently $210,000, and an annual bonus. Mr. Morris' annual bonus is calculated with reference to (1) a range of percentages of Mr. Morris' annual base salary identified by the Company's Compensation Committee based upon a center point objective of 40%, intended to provide an opportunity of up to twice the center point and (2) annual goals, each identified by the Compensation Committee. Mr. Morris' base salary and his annual bonus are both subject to annual reviews by the Compensation Committee. The Company will also provide Mr. Morris with a car allowance and medical and life insurance benefits. Mr. Morris is eligible to participate in the Company's Long-Term Incentive Plan. Pursuant to his letter agreement, Mr. Morris' 2005 Long-Term Incentive Plan grant has a targeted annual value of $180,000, the actual components of which are pending Compensation Committee approval, but in the past have consisted of stock options, restricted stock and/or cash.

         The employment letter provides that if Mr. Morris' employment is terminated without "cause" during the first 24 months of employment, upon his termination, he will be entitled to receive a severance payment equal to 12 months' base salary, car allowance, medical benefits and reasonable outplacement assistance. Mr. Morris has also entered into a non-competition and non-solicitation agreement with the Company that expires one year and one month after his service to the Company has ended.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INSITUFORM TECHNOLOGIES, INC.


                                     By:  /s/ Thomas S. Rooney, Jr.
                                        --------------------------------------
                                        Thomas S. Rooney, Jr.
                                        President and Chief Executive Officer

Date: January 12, 2005